EXHIBIT 99.1

Occidental Petroleum Corporation
Dr. Ray R. Irani
Chairman and Chief Executive Officer
May 19, 2010

1

2
Top quartile total shareholder
return as compared to peers
Oxy Goal

2

3
• Grow production 5-8% compounded over a multi-year
 period
• Maintain return-based focus
 – 15+% after tax for U.S. assets
 – 20+% after tax for foreign assets
• Increase dividend payout annually
• Low level of financial risk
Key Elements to Achieve Goal

3

4
• Strong Health, Environment and Safety performance
• Bulk of the assets in the United States
• Maintain oil focus with significant natural gas exposure
• Capture new projects in the Middle East
• Make property acquisitions in the U.S. for growth
Additional Elements to Achieve Goal

4

5
Thousand BOE/Day
519
601
633
675
Notes: 1) From continuing operations; 2) This schedule reflects what production volumes would have been for the past 5 years if all production had been represented on a pre-tax basis.
714
7.9%
CAGR
Actual Worldwide Production

5

6
519
601
633
675
714
756
837
946
1,033
1,118
6.2%
Base
CAGR
Worldwide Production Outlook

6

7
• Abu Dhabi
• Oman
• Iraq
Additional Middle East Opportunities

7

8
• Sandy Lowe, President, Oxy Oil & Gas -
 International Production
 – Latin America
 – Bahrain
 – Oman
 – Iraq
• Bill Albrecht, President, Oxy Oil & Gas - USA
 – Permian CO2 Growth
 – Deep Inventory of Drilling Projects
Today’s Focus

8

9
• Anita Powers, EVP Worldwide Exploration
 – California Conventional Exploration
• Todd Stevens, VP - California Operations
 – California Unconventional Plays
Today’s Focus

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• Steve Chazen, President & Chief Financial Officer
 – Midstream & Chemicals
 – Production Forecast
 – Capital Forecast
 – Acquisition Strategy
 – Cash Flow Priorities
 – Investment Attributes
• Questions & Answers
Today’s Focus

10

International Oil & Gas
Sandy Lowe
President, Oxy Oil & Gas - International Production
May 19, 2010

2
Colombia
Libya
Oman
UAE
Yemen
Argentina
Bolivia
Qatar
Iraq
Bahrain
 Focus Areas
International Producing Areas

3
• 2010 Outlook  79
• 2014 Outlook  95 - 105

$75 WTI
Latin America Net Production
 Mboepd

4
Llanos Basin - 3 B boe Remaining Oil In
 Place (ROIP)
• Cano Limon - 15 infill wells in 2010
• New Fields on trend with Cano Limon
 – Some stratigraphic reserves upside
 – 2 exploration wells this year
• 2010 Gross 80 Mbopd, Net 23 Mbopd
• 2014 expected gross 33 Mbopd,
 Net 10 Mbopd
La Cira Infantas - 800 MM boe ROIP
• Gross raised from 4 Mbopd to 26
 Mbopd in 4 years
 – 150 new wells per year
 – Increasing water injection facilities
• 2010 Gross 28 Mbopd, Net 9 Mbopd
• 2014 expected Gross 50 Mbopd,
 Net 18 Mbopd
• Total Colombia 2014 Net expected to
 be 28 Mbopd
!
(
!
!
Covenas
Ayacucho
La Cira
Infantas
Cano
Limon
Venezuela
Colombia
LLN-COV pipeline
Vasconia
Oleoducto de
Colombia
Pipeline Source: Ecopetrol
Colombia BU Highlights

5
Oxy Argentina Concessions
Province	Concessions	Proved Reserves (MMboe)	Current Net Production (Mboepd)
Santa Cruz	15	118	39
Chubut	1	3	2
Mendoza	7	9	4
TOTAL	23	130	45
Argentina
Cuyo Basin
Cuyo Basin
Neuquen Basin
Neuquen Basin
San Jorge Basin
San Jorge Basin
Atlantic
Ocean
Chubut
Santa Cruz
Argentina Asset - Overview

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• 6 B boe ROIP
• Oxy Argentina currently operates
 – 2,200 active wells
 – 85% oil
 – 26 waterflood projects, 13 gas plants
• 2010 plan
 – Sign 10 year contract extension, adding over 72
 MMboe of proven reserves
 – Production growth of 8% over 2009
 – Drill 140 wells and perform 100 workovers
 – Continue to add waterflood facilities
• 2010 Gross production 50 Mboepd, Net 45 Mbopd
Argentina - 2010

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• Contract extension increases the term to 2025
 • Opportunity to fully develop and exploit these prolific
 reservoirs
 • Continue production growth at 9% per year through 2014
 • Perform near field, low risk exploration - 10 wells per year
 • Drill 140 development wells per year
 • Focus on waterflood development
• 2014 Gross production expected to be 74 to 85 Mboepd,
 Net production expected to be 65 to 75 Mboepd
Argentina - Future Plans

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• 2010 Outlook 286
• 2014 Outlook 358 - 381
$75 WTI
Middle East/North Africa Net Production
 Mboepd

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• 7 B boe ROIP
• Nafoora Augila Field
 – 255 new wells and 32 workovers
 – Install 1 MMBD processing & water
 injection facilities and 100 MW
 power
• Blocks 103 and 74/29 Fields
 – 96 new wells
 – Install 500 MBD processing & water
 injection facilities and 50 MW power
• 22 Exploration wells 2011 to 2013
• 2010 Gross production 98 Mbopd,
 Net 15 Mbopd
• 2014 expected Gross production 160
 to 172 Mbopd, Net 28 to 33 Mbopd
Libya Re-Development Plan
Gulf of Sidra
Mediterranean Sea
Benghazi
Sirte
74A
29B
74F
103
102
51A
NAU-NNU
74B
29C
NC145
NC144
NC150
Tripoli
NC143
Area 103
Zueitina EPSA
NAU - NNU
-
Exploration Blocks
Bid Round 4

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• 2 B bo ROIP
• Block S-1 producing 9 Mbopd
 gross
• East Shabwa producing 60 Mbopd
 gross
• Masila producing 71 Mbopd gross
 – Contract expires 12/2011
 – Extension being negotiated
• 2010 program
 – 31 development wells
 – 3 exploration wells
• 2010 Net production 30 Mbopd
• 2014 Expected Gross production
 75 to 110 Mbopd, Net 16 to 24
 Mbopd
!
(
!
(
!
(
Aden
Shibam
OXY Exploration
OXY Non Operated Production
OXY Operated Production
Oil Fields / Gas Fields
Pipeline
Red
Sea
Red
Sea
!
San’a
As Salif
Block 14
Masila
Block 10
East Shabwa
Saudi Arabia
Yemen
Gulf of Aden
Block S-1
Damis
Oil Fields / Gas Fields
Pipeline
Yemen

10

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Qatar - Oil & Gas Fields
• Idd El Shargi North Dome
 (ISND) - 4 B bo ROIP
• Idd El Shargi South Dome
 (ISSD) - 800 MM bo ROIP
• Al Rayyan - 300 MM bo ROIP
• 2010 Gross Production 118
 Mbopd, Net 76 Mbopd
• Priorities:
 – Maintain production from
 existing fields
 – Additional activity to
 increase production later
 in the 2010 - 2014 period
Qatar
Qatar
Al Rayyan
Gas Project
Idd El Shargi
North Dome (ISND)
Idd El Shargi
South Dome (ISSD)
Saudi Arabia
Saudi Arabia
Bahrain
Doha
Umm Sa’id

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• ISND - applying modern
 technology
 – Gross Production -
 105 Mbopd
 – Extensive Horizontal Drilling
 – Tight matrix waterflood
 – Multi-lateral production
 – Early use of multi-lateral
 source water to injection
 completions
Qatar - ISND - Enhancing Production
Qatar
Qatar
Idd El Shargi
North Dome (ISND)
Saudi Arabia
Saudi Arabia
Bahrain
Bahrain
Doha
Umm Sa’id

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• Phase 1 1994 - 2001
 – Drilled 77 Wells
 – Added gas lift and water injection facilities
 – Multi-lateral production and injection
• Phase 2 2002 - 2005
 – Drilled 50 Wells
 – Added power, gas compression and water injection facilities
• Phase 3 2007 - 2010
 – Drilled 70 wells
 – Minor facilities additions
• 2010-2012 Projects for all three assets
 – Drill 55 additional development wells
 – Install additional facilities
 ▪ 2 new platforms
 ▪ Power generator
 ▪ Additional processing equipment
 – Develop 70 MMBO of gross reserves
• 2014 Gross production expected to be 100 to 110 Mboepd,
 Net 65 to 70 Mbopd
Qatar Projects

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Oxy operated since 1994
previous operators
Oxy Qatar Gross Oil Production

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• Delivering 2.0 Bcfd to UAE
 and 200 MMcfd to Oman
 markets
• Gross Production over
 530 Mboepd
• Consistently above
 anticipated gas / liquids
 production
• Additional third party gas
 volumes being shipped
• On time and budget during
 period of rapidly increasing
 costs
• Exceptional returns
Dubai
Taweelah
Jebel Ali
Abu Dhabi
Al Ain
Fujayrah
Umm Sa’id
Doha
Al Hawailah
Dolphin
ISND
ISSD
Block 12
Al Rayyan
Qatar
Saudi Arabia
United Arab Emirates
Oman
Iran
48” Export Pipeline
Jarn
Yaphour
Dolphin Project

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• Oxy share 24.5%
• 2010 Gross production
 537 Mboepd, Net
 production 64 Mboepd
• Fee income for UAE
 distribution and 3rd party
 sales increasing
• 2014 expected Gross
 production 535 Mboepd,
 Net 39 Mboepd
Ras Laffan Plant
Dolphin Gas Project - Oxy Metrics

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Dolphin Fee Income

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Oxy Oman History
• Oxy commenced operation of the
 Safah field in 1984
• Over 500 wells drilled and 30 fields
 discovered in Blocks 9 and 27
• Mukhaizna acquired in 2005
• Block 62 acquired in 2008
• 1,300 total wells drilled in Oman
• 2010 Gross production 190
 Mboepd, Net production 70
 Mboepd
• 2014 expected Gross production
 220 to 240 Mboepd, Net production
 70 to 80 Mboepd
9
27
62
54
53
Safah
Mukhaizna
Block 62
!
Muscat
Gulf of Oman
Arabian Sea
Oman
Oman
Saudi
Saudi
Arabia
Arabia
UAE
UAE

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Mboepd
Oman Gross Production Growth
1984 - 2010

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Block 9
Block 27
Safah Field
3D Seismic Coverage
• 2.1 B boe ROIP
• Gross Production
 currently at record 91
 Mboepd
• Exploration
 – Near field, low risk
 – Added ~50Mmboe
 over last five years
 – Multi-year inventory
 – Expect to discover
 ~10 Mmboe gross
 per year

Oil Discovery or Producing Field
Gas Discovery or Producing Field
Example Oxy Discovery
Oman Blocks 9 & 27

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• Oxy is partnered with Oman
 Oil Company and Mubadala
• Develop Maradi Huraymah
 Field
• Appraise 3 gas discoveries
 – 5 wells
 – 2 drilled at Habiba
 – Encouraging logs and
 cores, testing in June
• 2011+ Exploration Program
 – 2 shallow wells
 – 3 to 4 deep wells, 15,000 to
 20,000 ft
 – Deep potential of 1 to 2 TCF
Oman Block 62
KM
-
1H1
Oman Block 62
Maradi Huraymah Field
Rasafah Discovery
Habiba Discovery
Fushaigah Discovery

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• World Class Steam flood
• 2 B bo ROIP
• Discovered in 1975 in South
 Central Oman
• Cold production commenced 1992
• Oxy assumed operation
 September 1, 2005 at 8,500 Bopd
• Steam flood commenced May 2007
• Current Gross Production: 100,000
 Bopd
• Target Gross Production: 150,000
 Bopd
9
27
62
54
53
Safah
Mukhaizna
Block 62
!
Muscat
Gulf of Oman
Arabian Sea
Oman
Oman
Saudi
Saudi
Arabia
Arabia
UAE
UAE
Oman - Mukhaizna

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MECHANICAL VAPOR COMPRESSORS
• 7 TRAINS - LARGEST EVER BUILT
• CONDITION WATER FOR BOILER FEED
• 43 MBWPD PER TRAIN
Water Treatment Plant - 2010

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• Increase long term gross oil production from 30,000
 to over 100,000 Bopd
• Increase total sales gas rate from 1.1 Bcfd to
 over 2 Bcfd
• Gross oil production expected to be 70,000 to 75,000 Bopd
 by 2014
• Gross gas production expected to be 1.6 Bcfd by 2014
Bahrain Field Development Plan

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• 7 B bo ROIP
• 17 TCF remaining gas in place (RGIP)
• JV with OXY, Mubadala & Nogaholding
• 19 Reservoirs
• Development includes several new
 reservoirs including steam flood of heavy
 oil
1.5 B bbl heavy oil
28 TCF gas
6.8 B bbl light oil
Bahrain Field Development

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• Drilling over 2,500 wells
 – Increase the rig fleet - building up to 6 drilling rigs and 6 workover rigs
• Implement new recovery processes
 – Waterfloods
 – Steam injection
• Increase fluid and gas handling capacity
 – Expanding and adding new tank batteries and manifolds
 – Add new steam and water injection facilities
 – Expand gas processing capacity
Bahrain Work Activities

27

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• Agreement Signed January 2010 allows Oxy
 to:
 – Produce oil
 – Take payment in kind
 – Book reserves
• Over 20 B bo ROIP
• Gross production of 200 Mbopd by year end,
 1.2 MMbopd in 7 years
• Base Rate - 182 Mbopd
• Rehabilitation Plan of activities submitted
 April 16, 2010
 (period 2011 - 2013)
Iran
Iran
Kuwait
Kuwait
Basra
Iraq
Iraq
OXY Production
Oil & Gas Fields
Majnoon
(Shell, Petronas)
Rumaila
(BP & CNPC)
West Qurna-2
(Lukoil & Statoil)
West Qurna-1
(ExxonMobil & Shell)
Halfaya
(CNPC, Total, & Petronas)
Zubair Field
(OXY, ENI, KoGas)
Iraq - Zubair Field

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Iraq - Contract Features
• Contract allows for quick cost recovery
• At current prices, payback occurs in 4
 years, sooner if prices rise
• Maximum cash outlay at risk is $800 million
• Ultimate recovery net to Oxy is 210 MMBO
 at current prices

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• Consortium presence of 40 personnel currently
 in Zubair increasing to 150 by year end
• Consortium working with the Iraqi South Operating
 Company (SOC) to form the Zubair Field Operating
 Division (ZFOD)
• Anticipate Zubair 10% gross production increase and
 Rehabilitation Plan approval by the end of the year
• 2014 Gross production expected to be 840 to 880
 Mbopd, Net production expected to be 65 to 75
 Mbopd
Iraq - Current Activities

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Middle East / Africa  286   358-381
Latin America 79  95-105
TOTAL 365  453-486
 2010  2014
 Outlook  Estimate
MBOEPD
International Net Production

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Grow:
• Oman gross production from 190 to 240 Mboepd
• Bahrain gross oil production from 30 to 75 Mbopd
• Bahrain gross gas production from 1.1 to 1.6 Bcfd
• Argentina gross production from 50 to 85 Mboepd
• Iraq gross production from 182 to 880 Mbopd
Continue generating substantial free cash flow
 from:
• Qatar
• Dolphin
• Colombia
• Yemen
International Summary - 5 years

United States Production Operations
Bill Albrecht
President, Oxy Oil & Gas - USA
May 19, 2010

2
Overview
• Permian
 – Primary Development
 – CO2 Growth Opportunities
• California
 – Elk Hills Development
 – Other California
• Mid-Continent
 – Piceance Overview
 – Hugoton Overview
• Domestic Summary

3
PERMIAN

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• Oxy’s largest business unit
• 180,000 BOEPD
• Largest oil producer in Texas
• Largest oil producer in Permian
 (20% of total)
• Largest operator in Permian
 (of 1,500+ operators)
• 10,000+ interest owners
• 100,000 square mile area
• Acreage
 – 3,600,000 gross
 – 2,200,000 net
• 1.1 BBOE of net proved
 reserves (34% of Oxy total)
• 1.7 BCFPD (0.5 TCF/YR) of CO2
Permian Overview

5
Permian Basin
Permian Basin
• Primary Development (1,000+
 locations)
 – Plan a 6-7 rig program
 – Dora Roberts Wolfberry
 – Continued southeast New
 Mexico exploitation
 – Deeper added plays
• CO2 Growth
 – Existing flood expansions
 (including residual oil zone
 deepenings)
 – New CO2 projects
 – Infill drilling/pattern flooding
 – New Century plant online 4Q
 2010 for additional CO2
 supply
Lubbock
Texas
New Mexico
Oklahoma
Bravo Dome CO2
Source
Midland
Wolfberry
Delaware Sands
Permian Growth Opportunities

6
Shallow (4,000-10,000 feet)
• Non-traditional pays, e.g.,
 “Wolfberry” play at Dora
 Roberts (250 well program)
• Historically uneconomic
 pays with horizontal drilling
 applications, e.g., Delaware
 and Bone Springs sands
Delaware Sands
“Wolfberry”
Permian Primary Development
Delaware Sands (Oil)
 200+ locations; 20+ mmboe
“Wolfberry” (Oil)
 550+ locations; 70+ mmboe

7
Deep (10,000-15,000 feet)
• Horizontal Devonian
 opportunities
• Ellenburger oil and deeper
 Ellenburger gas
• Morrow sand opportunities
 on southeast New Mexico
 acreage
• These deeper plays are on
 acreage Oxy already owns
Delaware Sands
Fusselman
Ellenburger
“Wolfberry”
Devonian
Potential Added Plays
Devonian (Oil)
 375+ locations; 30+ mmboe
Fusselman (Oil)
 75+ locations; 15+ mmboe
Ellenburger (Oil)
 125+ locations; 25+ mmboe

8
Permian Added Plays
• Added plays inventory
 – ~1,000 locations and 90-100 MMBOE net risked reserves
• Infill drilling inventory
 – ~1,100+ locations, greater than a 10-year inventory at
 existing drilling pace
• Higher oil prices bringing new opportunities (1,100
 additional locations, 25-40 MMBOE) which are
 economic at current oil prices

9
Note:  Based on data obtained from the O&GJ 2010 Biannual EOR Survey
22% of Permian Basin’s Oil Production
Permian Basin CO2 Floods
EOR Production is Growing

10
14 other companies
• Permian Basin CO2 Floods
• First floods initiated 35 years ago
• Over 50 CO2 floods in Permian Basin
Note:  Based on data obtained from the O&GJ 2010 Biannual EOR Survey
Permian Basin CO2 Floods
Number of Active Operated CO2 Projects

11
14 other companies
• Permian Basin CO2 Floods
• First floods initiated 35 years ago
• Over 50 CO2 floods in Permian Basin
Note:  Based on data obtained from the O&GJ 2010 Biannual EOR Survey
Permian Basin CO2 Floods
Operated CO2 Projects EOR Production, BOPD

12
CO2 Flood
Waterflood
Primary
60%
30%
10%
Permian Oil Production

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1-2 yrs. avg.
response time
Examples of CO2 Flood Response

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1-2 yrs. avg.
response time
Examples of CO2 Flood Response

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1-2 yrs. avg.
response time
Examples of CO2 Flood Response

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1-2 yrs. avg.
response time
Examples of CO2 Flood Response

17
1-2 yrs. avg.
response time
Examples of CO2 Flood Response

18
Pattern Layout
Evaluated more
than 50 parameters
for each pattern
Facilitated by new
generation of tools
Traditional Process
New Process
Typical pattern =
One injector and
four producers
1800 CO2 Patterns
Applied at Pattern Level
CO2 Surveillance - Step Change
• Flood specific tools
• Only applied to largest
 projects
• Limited to senior
 engineers
• Manual process
• Annual frequency
• Standardized approach
• Applied to all CO2 floods
• Visualization software
• Monthly updates
• Readily taught
• Improved accuracy
• Frequent flood
 improvements

19
Permian CO2 Surveillance
Results of Surveillance Effort
• Constructed new tools to enable review of 1,600
 patterns in two months
• Re-allocated CO2 to better performing patterns
• Defined 3,000+ BOPD improvement with equal volume
 of CO2 injected
• Developed skills to maintain efficiency

20
4.6 BBO
3P Reserves
EOR Likely
EOR Potential
0.8 BBO
1.4 BBO
1.0 BBO
Residual
7.8 BBO Net Remaining
EOR Opportunities
• 4.1 BBO have been
 produced,
• leaving 7.8 BBO net
 remaining

21
	Net Reserves* (MMBOE)	Net CO2 Required (TCF)
Developed	570	2.8
Undeveloped TOTAL	430 1,000	2.2 5.0
“The next billion barrels”
Reserves and CO2 Requirements
* 3P Reserves

22
CO2 Growth Opportunities
• Currently produce 1.7 BCF/day (0.5 TCF/year)
• Short term CO2 purchase opportunities (1.1TCF)
 – More opportunity to purchase additional CO2 volumes
 – Recently contracted for additional 100 MMCFD
• Oxy produced CO2 (1.6 TCF)
 – Can add CO2 by drilling more wells
• Additional CO2 supply (3.5 TCF)
 – From methane/CO2 fields (e.g., Piñon field)
• Enables Occidental to accelerate development of
 projects that are in hand

23
Additional CO2 Supply vs. Demand
• Should Piñon development cease, currently developed
 CO2 would continue to be available to Oxy at similar
 rates
• If Century Plant CO2 delivery schedule not met,
 adequate CO2 supply exists today on the market to
 cover the shortfall
• Penalties paid for non-delivery of CO2 would
 effectively reduce the cost of make-up CO2
• Oxy expects to be able to secure such supply if
 necessary

24
• Plant design
 – Inlet = 675 MMCFD
 – Train I = 260 MMCFD CO2
 – Train II = 180 MMCFD CO2
• Expected start up:
 – Train I - 4th Quarter 2010
 – Train II - Early 2012
Permian - Century CO2 Plant Project

25
• Flood Expansions:
 Slaughter (in 6 Units)
 Levelland (3 Units)
 Wasson (ROZ, 3 Units)
 Seminole (ROZ, Hess)
 South Hobbs
 North Cowden
 ROZ Expansions (numerous
 projects)
• New CO2 Floods:
 West Seminole
 Sharon Ridge
 Clearfork Reservoirs
• Slug Size Increases
 Nearly all existing projects
Permian CO2 Floods (with additional CO2)

26
* $75 / Bbl Marker Price
Typical CO2 Project Cost Structure

27
Permian - Summary
• Primary development
 – Deep inventory of 2,000+ drilling locations, mostly oil,
 with 150+ MMBOE risked reserve exposure
 – Locations on acreage Oxy already owns
• CO2 growth
 – 1-3 billion BBLS net of enhanced recovery reserves
 expected from Oxy Operated CO2 floods
 –  Significant inventory of CO2 flood opportunities
 ▪ Expansions, new floods, residual oil zone
 development, slug size increases
 – Ample CO2 supply accelerates implementation
• Production
 – Expect to grow production from 180 MBOEPD in 2010 to
 220-230 MBOEPD in 2014
 – Assumes no additional acquisitions

28
CALIFORNIA

29
• 143,000 BOEPD
• 780 MMBOE net proved reserves
 (24% of Oxy total)
• Main producing assets are Elk Hills,
 Wilmington, and other assets in the
 San Joaquin, Ventura, Sacramento
 and LA basins
• #1 natural gas producer and #2 oil
 producer in the state
• Largest fee mineral owner in the
 state with more than one million
 net acres
• 90 producing fields, spanning
 more than 600 miles
• 7,500 active wells
California Overview

30
• Took over operations in February 1998
• Approximately 78% ownership
• 538 million BOE proved reserves (70% of CA total)
• Produced 400 million BOE (1998-2009)
• ~125% production replacement
• Largest CA gas & NGL producer
• 5th largest CA oil producer
• Largest gas plant in CA
Elk Hills Key Facts

31
Elk Hills
• Development Drilling
 – Continued focus on
 Stevens sands and shales
 (60+ wells in 2010)
 – Re-focused effort on
 eastern shallow oil zone
 development (129 wells and
 57 workovers)
 – Maintain a 7-rig program
California Development

32
 Drilling
 Inventory
Shallow Oil 1,060
Stevens Sands & Shales  700
Total 1,760
Elk Hills Drilling Location Inventory

33
 Gas Plant
 Capacity MMCFD
Current 420
Late 2Q 2010 Skid Plant  90
Q1 2012 Cryo Plant 200
Total 710
• 200 MMCFD plant-largest that could be built in 20-24 months
• Awarded contract for the plant, and work has begun
• Deeper NGL recovery, high sales gas quality
• Largest, most efficient plant in the area (regional gas hub)
• By year-end 2010, additional capacity will be ordered
(at capacity)
(will be at capacity)
Elk Hills Gas Plant Expansions

34
California Development -
Kern County Discovery
• Currently have 24 wells capable
 of producing ~45 MBOEPD
 – Currently gas plant
 constrained
 – When 90 MMCFPD skid
 mounted facility is brought
 online, it will be filled
• Planning to drill an additional
 20 wells in 2010 (oil focused)
• Extension opportunities to the
 North, South, and West
• At least 30 additional locations
 beyond 2010

35
California Development -
North Shafter
• North Shafter Field
 – Acquired 58% in 2004, and
 the remainder in 2009
 – Now 100% Oxy
 – 140+ MMBOEIP
 – 7.3% current Recovery Factor
 – 44 active wells
 – Potential to reduce 80 acre
 well spacing to 40 acres
• New Concept
 – California’s first cemented
 liner, plug & perf, fracture
 stimulation
 – Completed March, 2010
 – IP 350 BOPD
 – Up to 40 additional locations
 using this new completion
 method and 40 acre spacing

36
• Producing:
 – 580 Wells, 22 MMbo Net
• Undeveloped:
 – 720 Wells, 42 MMbo Net
Historical Steam
Development
Proved
Undeveloped
Probable
Undeveloped
California Development - Heavy Oil

37
Oxy Long Beach Overview
Wilmington Field
• Among Top 10 largest
 oilfields in North America
 – 6-8 Billion barrels in place
 – 2+ Billion recovered
 to date
• Significant redevelopment
 upside
• Oxy partnering with State,
 City of Long Beach, and
 the Port of Long Beach

38
Oxy Long Beach Development
• Steadily growing field
 ownership
 – Current stake in over
 80% of properties
• Tidelands is a service
 contract; THUMS Long
 Beach is a PSC
• Converted a portion of
 Tidelands contract to a
 PSC through deal with
 Port of Long Beach
• Currently negotiating with
 the State to do the same
• Opportunity to grow
 production over a 5 year
 period with additional
 investment

39
California - Summary
• Primary development
 – Current inventory of 3,700+ drilling locations
 – Locations on HBP or Oxy owned fee minerals
 – Recent Kern county discovery does not materially change
 gas/oil production mix
 – Long Beach is a growth opportunity with recent increases
 in equity ownership
• Infrastructure
 – Aging gas plant infrastructure constraining production
 – 200 MMCFPD gas plant to be built in 20-24 months
 – Additional gas plant capacity will be necessary
• Production
 – Expect to grow production from 151 MBOEPD in 2010 to
 212-222 MBOEPD in 2014
 – Assumes no exploration success or acquisitions

40
MID-CONTINENT

Mid-Continent Gas Business Unit

42

42
Cascade Creek
Collbran Valley
Oxy Acreage
Legend
65 Miles
Piceance Position Overview
• ~120,000 net acres
• ~ 640 mmboe total resource base (> 3.8 TCFE)
• ~ 6,000 undrilled locations

43
Piceance Development
• Prudent development approach short term, because of
 low current gas prices
 – One rig program currently
• Excellent acreage
 – Own legacy fee acreage with low royalty (15,000 acres
 <1% royalty)
• Focused operations
 – Reduced unit operating costs by 40+% in 2009
 – Specialized Piceance fit-for-purpose drilling rigs in
 inventory
 – Reduced drilling time to < 10 days/well from 15+ days/well in 2008
 – Improved time to market through simultaneous drilling &
 completions operations
• Growth
 – Resource play where we can readily add production

44
NYMEX Price	Realized Price ($/MMBTU)	Capital ($MM)	Reserves/Well (BCFE)	ROR
$4.00/MMBTU	$3.62	$2.1	1.6	19%
$6.00/MMBTU	$5.36	$2.1	1.6	40%
Piceance Development Economics

45
Legacy Acreage
Recently Acquired Acreage
Chase
Council Grove
Wabaunsee
Shawnee
Lansing
Kansas City
Marmaton
Cherokee
Atoka
Morrow
Chester
St. Genevieve
Summer
Heebner
Shallow
Formations
Gas
Lower
Formations
Oil + Gas
2500’
4000’
6000’
Hugoton - Oil Drilling Opportunities
• 185 miles long by 45 miles wide
• 2,500 active Oxy wells & 500 miles of pipeline
• ~25,000 boepd (100 mmcfpd, 5,500 bopd, 3,000 bcpd)
• Oxy operated since 1940’s
• Recently doubled acreage from 700,000 to 1,400,000 acres
• 2010 capital program targeting high ROR oil opportunities
 – Primary & secondary recovery opportunities
 (waterfloods)
 – 35+ wells planned (90+% oil)

46
Mid-Continent Gas - Summary
• Primary development
 – Prudent approach to gas drilling
 – 3.8 TCFE Resource
 – 6,000+ drilling locations
 – Low royalty burden enhances economics
 – Recent Hugoton acquisition doubles acreage position
 and adds significant oil location inventory
• Production
 – Expect to grow production from 60 MBOEPD in 2010 to
 80-100 MBOEPD in 2014
 – Assumes no additional acquisitions

47
DOMESTIC SUMMARY

48
Drilling Inventory
Mid-Continent	6,500
Other California	1,870
Permian Primary	1,350
Elk Hills Shallow Oil	1,060
Permian ROZ deepenings	800
Elk Hills Stevens	700
Kern County discovery	50
TOTAL	12,330
Domestic Drilling Location Inventory

49
Domestic Net Production
Permian 184 185 180 220-230
California 128 134 151 212-222
Mid-Continent 49 57 60 80-100
TOTAL 361 376 391 512-552
CAGR, %    6.4 - 8.0
   2010 2014
 2008 2009 Outlook Estimate
MBOEPD

50
Domestic Summary
• Stable, low decline base production
• Deep inventory of drilling projects, mostly oil, across
 all domestic business units (12,000+ locations)
• Large inventory of existing and new CO2 floods
 with adequate CO2 supplies secured
• California continues to be a major production growth
 driver in the U.S.
• Expect to generate 6-8% growth per year over the next
 five years (excludes exploration success and
 acquisitions)
• U.S. business is 70% liquids, and we expect this
 percentage to stay the same, or grow in the future

California Conventional Exploration
Anita Powers
EVP Worldwide Exploration
May 19, 2010

1

2
Source: Modified from Schlumberger
Conventional Reservoirs
These are the reservoirs that are capable of
natural flow and will produce economic
volumes of oil and gas without special recovery
techniques.

2

3
Occidental Petroleum
• Why California
 – High potential, underexplored
 – Dominant position
 – Favorable geology, many plays
 – Kern County Discovery
 – Just started, multi year inventory

3

4
Sources:
California Division of Oil, Gas & Geothermal Resources
Gibson Consulting
Oxy Fee/Lease
2 Billion BOE
20 Billion BOE
3 Billion BOE
10 Billion BOE
Major Producing
Basins
Sacramento
Sacramento
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Bakersfield
Bakersfield
California Oil and Gas Overview
• World Class Province
 – 35+ Billion BOE discovered
 – 5 of top 12 U.S. oil fields
• Significant Remaining Potential
 – Large undiscovered resources
 – Multiple play and trap types
• Underexplored
• Oxy
 – Major producer
 – Largest land holder
 – Successful explorer
 – Multi-year prospect inventory

4

5
Discovery Year
Drill Oil and
Gas Seeps
Drill Surface
Features
2D
Seismic
Small
Discoveries
Since mid 1970’s
• Little exploration activity
• Few discoveries
Why?
• Super major focus?
• Shift to EOR?
• Limited potential?
• Too little exploration?
Sources:
California Division of Oil, Gas & Geothermal Resources
2008-2009 Occidental Upside Estimates
California Exploration History

5

6
USGS National Assessment of Oil and Gas Update (2008)
* Excludes Federal Waters
Total US Onshore  90 BBOE
California Only   11 BBOE (12%)
Conventional Oil and Gas - L/48
USGS Undiscovered Upside Resources

6

7
Sources:
EIA, IHS wells with recorded spud dates and Oxy estimated spud
California Exploration Drilling
As a percentage of the Total U.S. Exploration

7

8
Occidental Petroleum
• Why California
 – High potential, underexplored
 – Dominant position
 – Favorable geology, many plays
 – Kern County Discovery
 – Just started, multi year inventory

8

9
Competitor data estimated by Oxy
4Q 2009 Oxy    1.3
Competitor A    0.4
Competitor B    0.3
Competitor C    0.3
Competitor D    0.1
California Net Acreage
Million Acres
Sacramento
Sacramento
Los Angeles
Los Angeles
Bakersfield
Bakersfield
South San
Joaquin Valley
Oxy Fee/Lease
Oxy Land Position Today

9

10
1998 Fee Holdings
• Elk Hills Acquisition in 1998
Elk Hills Field
Kern Front Field
Bakersfield
Taft
1998

10

11
1998 Fee Holdings
1999-2005 Lease/Fee Additions
1998-2005 3D Seismic
1998-2005 Exploration Wells
• Elk Hills Acquisition in 1998
• Learn, build, explore close-in
Elk Hills Field
Kern Front Field
Bakersfield
Taft
1998 - 2005

11

12
Bakersfield
Taft
Elk Hills Field
Kern Front Field
1998 Fee Holdings
1999-2005 Lease/Fee Additions
2005-2010 Lease/Fee Additions
1998-2005 3D Seismic
2005-2010 3D Seismic
1998-2005 Exploration Wells
2005-2010 Exploration Wells*
• Elk Hills Acquisition in 1998
• Learn, build, explore close-in
• Dominant player, expand
*Excludes certain wells currently in confidentiality period
1998 - 2010

12

13
Occidental Petroleum
• Why California
 – High potential, underexplored
 – Dominant position
 – Favorable geology, many plays
 – Kern County Discovery
 – Just started, multi year inventory

13

14
Oxy Fee/Lease
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Major Producing
Basins
Sacramento
Sacramento
Bakersfield
Bakersfield
Favorable Geology
Multiple Reservoirs
Rich Marine Oil and Gas
Source Rocks
Tectonics Form Variety of
Trap Types

14

15
Producing Intervals
AGE
PLEISTOCENE
PLIOCENE
MIOCENE
OLIGOCENE
EOCENE
CRETACEOUS
UPPER
25
35
60
MyBP
Reservoir
Source
2
5
Anticlines
Simple
Complex
Normal
Faulted Closures
Stratigraphic
Reverse
Pinch-out
Facies Change
Conventional Exploration Plays

15

16
• Targeting Oil Prone Plays and Areas
• Integrate Well, Seismic, Outcrop and Analog Data
• Forensic geology - not all information resides on a workstation
• Challenge what is known
• No magic bullets - Just good solid geoscience
47 Plays Identified
San
Joaquin
Ventura
L.A.
Sac.
Valley
10 Plays Selected
Focus
Plays
Emerging
All Others
Oxy California Play Focus

16

17
Prospect Size
Limited Potential
Limited Potential
One-Offs
One-Offs
Ideal
Ideal
Traditional
Traditional
Bread &
Butter
Bread &
Butter
High
Potential
High
Potential
?
Emerging
?
Emerging
Discovery
Discovery
Play
Play
Oxy Play Grouping

17

18
Field Size (MMBOE)
Oxy Play Type and Prospect Exposure
Sources:
California Division of Oil, Gas & Geothermal Resources
Occidental Estimates
California Field Sizes

18

19
Occidental Petroleum
• Why California
 – High potential, underexplored
 – Dominant position
 – Favorable geology, many plays
 – Kern County Discovery
 – Just started, multi year inventory

19

20
Mix of Sand and Silts
Gross: 1,500 ft.
Net Pay: 600-1000 ft.
Upper Reservoirs
IP ~ 10-30 MMCF/d
36 bc/MMcf, 1,100 BTU
Lower Reservoirs
IP ~ 100-2000 BO/d
1-3 MMCF/d
Clastic Zone
SP Log
Rock
Fluid
Gross: 2,300 ft.
Net Pay: 1,000 ft.
IP ~ 100-500 BO/d
0.3 - 2 MMCF/d
SP Log
Rock
Fluid
“Shale” Zone
Discovery Play
2008: 1st discovery: Proved play concept
2009: 2nd discovery: Major Kern County find

20

21
Gas
Condensate
Zone
Oil Zone
Kern County Discovery
• 24 wells drilled to date
• Observed tighter intervals on edges
 of field
 – Modified completions of 6 wells
 • Increased flow rates
 • Ex: Low flow to >1,000+ BOEPD
 – 2 horizontal wells planned 2010
 • Exploit thick laminated pay intervals
• Field limits not yet defined
 – Continue step-out drilling along strike
 – Appraise down-dip limits for fluid contacts

21

22
Gross Production
Actual
Forecast
Discovery Volumes
(Net MMBOE)
Results after 24 Wells:
Produced + Proved 88
Probable 47
Possible 40 - 115
End 1Q ‘10 175 - 250
2010 Step-Out Plan 100 - 150
Total Net Potential 275 - 400
Gross Potential 350 - 500
Kern County Discovery

22

23
Occidental Petroleum
• Why California
 – High potential, underexplored
 – Dominant position
 – Favorable geology, many plays
 – Kern County Discovery
 – Just started, multi year inventory

23

24
* Includes recompletions and deepenings
California Exploration Program

24

25
* includes Deepenings and Recompletions
14-20 Wells
3-5 Wells
3-5 Wells
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Sacramento
Sacramento
Bakersfield
Bakersfield
Major Producing
Basins
Oxy Fee/Lease
2011 - 14 Annual Program
# Wells*
3D Seismic - 200-400 km2 per year
 - San Joaquin - Infill and Expand
 - Ventura/LA - Combined exploration
 and development
Exploration Going Forward
Discovery Play 7-10
High Potential 5-10
Bread & Butter 5-6
Emerging 3-4
Total per year 20 - 30

25

26
California Conventional Exploration
• Tremendous potential
 – Attractive risk profile (Oxy 1 in 3 success rate)
• Dominant land position
• Kern County Discovery
 – 175 - 250 MMBOE net discovered with significant upside
• Discovery Play
 – 7-10 prospects/year
 – Each prospect
 • 100 - 125 MMBOE, average
 • 500 MMBOE, high-side
• Program will evolve
 – Targeting areas more oil prone than Kern County Discovery
 – Multi-year inventory: 50 prospects and leads (and growing)
 – Learn as we go, prioritize and drill

26

California Unconventional
Todd Stevens
VP - California Operations
May 19, 2010

1

2
“These are the reservoirs that cannot be produced at
economic flow rates or that do not produce economic
volumes of oil and gas without assistance from
massive stimulation treatments or special recovery
processes and technologies.”
Source: Schlumberger Presentation
Unconventional Reservoirs

2

3
• California “Shale” Background
• Oxy’s “Shale” Program
• California “Shale” Technical Attributes
• California “Shale” Analogs
• Summary
Agenda

3

4
“Shale”
Production
“Shale”
Production
Los Angeles
Los Angeles
Bakersfield
Bakersfield
Oxy Acreage
Locator Map

4

5
BASIN:
SACRAMENTO
LOS ANGELES
AGE
FORMATION
MEMBER / ZONE
MEMBER / ZONE
MEMBER / ZONE
PLEISTOCENE
PLIOCENE
MIOCENE
OLIGOCENE
EOCENE
CRETACEOUS
UPPER
TEMBLOR
MONTEREY
2
5
60
myBP
JURASSIC
30
20
10
140
GAS SANDS
FORBES
PHACOIDES / VEDDER
CARNEROS / OLCESE
SAN JOAQUIN
MEMBER / ZONE
STEVENS
SANDS
OCEANIC
VAQUEROS
SISQUOC
GAVIOTA
RINCON
SESPE
VENTURA
PICO
PICO
MOHNIAN
SANDS
TERMINAL
FORD
RANGER
SACRAMENTO
SHALE
LOWER MONTEREY
ANTELOPE
SHALE
SANTOS
MORENO SHALE
SALT CREEK / CYMRIC
TUMEY
REEF RIDGE
LOWER MONTEREY
MOHNIAN
SHALES
237 / LOWER MONTEREY
Sandstone Reservoirs / Conventional Plays
Source Rocks and “Shales” / Unconventional Plays
KREYENHAGEN
POINT OF ROCKS
AGUA
ETCHEGOIN
TULARE
Stratigraphic Column - Major Producing Basins

5

6
Antelope
Santos/Salt Creek
Kreyenhagen
Sacramento
Santos
Sandstone Reservoirs / Conventional Plays
Source Rocks and “Shales” / Unconventional Plays
California “Shales” - Target Zones

6

7
• Oil and gas companies in California, in particular Oxy,
 have been producing from unconventional plays for a
 number of years
• California “shales” compare very favorably with some
 of the higher profile plays in other states
• Since acquiring Elk Hills, Oxy has been building its
 shale expertise
• Oxy has maintained a low profile to acquire the
 California acreage and assets it covets at reasonable
 prices
California “Shales” - “Under the Radar”
Unconventional Play

7

8
San Joaquin Basin: Breaking the Paradigm
• Unlock the potential:

 – Tight Sands (w/shows)

 – Oxy’s “Shale” Successes

 – Carbonates (lower Monterey /
 Santos?)

 – Encouraging results

 – Kern County discovery
• Historical view of California
 reservoirs:
 – Permeable Sands

 – Shales (biosiliceous rocks -
 diatomite, porcelanite and cherts)
 – No carbonates (except sporadic
 dolomites)

 – “The Lower Monterey is a source
 rock with good shows but no
 production potential.”
 – Very small new discoveries - not
 material to large operators

8

9
After : Brown (2001)
Petroleum Resource Generation by Zone

9

10
Thermal Regime - Source Rock Kitchens

10

11
Thermal Regime - San Joaquin Basin

11

12
Thermal Regime - Los Angeles and Ventura Basins

12

13
60º
70º
80º
90º
50º
40º
30º
20º
10º
Opal A
Opal CT
Quartz
30
70
40
60
50
50
60
40
70
30
80
20
90
10
100
0
Biogenic Silica in wt %
Detritus in wt %
Siliceous
Mudstone
Porcelanite
Chert
Silica Phase Diagram
Modified after Behl & Garrison, 1994
Antelope Shale Facies
Thermal Regime - Silica Phases

13

14
• California “Shale” Background
• Oxy’s “Shale” Program
• California “Shale” Technical Attributes
• California “Shale” Analogs
• Summary
Agenda

14

15
• “Shale” drilling program really started in 1998 at Elk Hills
• Currently, over 1/4th of Oxy’s production in California
 comes from “shales”
 – Have successfully tested concept in eight more fields
• Undertaking 4 year development program
 – Appraising 20+ BBOE in place from “most likely” areas
 – 10 to 15 test wells/ year in different areas
 – Largest 3D seismic program in the history of the state
 – Identify “sweet” spots
 – Determine pay thickness, fracture distribution,
 fault zones, etc.
Occidental “Shale” Production

15

16
• Oxy has over
 1.3 MM net acres
 in California
• Largest acreage
 position in the
 state
• Oxy “shale”
 production spans
 multiple basins
Occidental Acreage - Southern California

16

17
Occidental “Shale” Production

17

18
Sample of “Shale” Producing Fields

18

19
• Stimulation recipe innovation
 – Large acid treatments key to unlocking potential in
 some areas
• Interval production testing
 – Distinguish between oil-producing, wet and other zones
 – Determine hydrocarbon properties and quality
• Reservoir characterization
 – Better understanding of hydrocarbons in place and their
 distribution
 – Fracture reservoir modeling
• Reservoir Management
 – Individual zone completions
 – Optimizing lateral length and frac stages leads to better economics
Drivers for Success - California “Shales”

19

20
Representative “Shale” Type Curves

20

21
Vertical “Shale” Type Curve

21

22
Horizontal “Shale” Type Curve

22

23
• California “Shale” Background
• Oxy’s “Shale” Program
• California “Shale” Technical Attributes
• California “Shale” Analogs
• Summary
Agenda

23

24
Comparison of Major California “Shales”

24

25
• Organic Rich “Shales”
 – Good TOC
 – Thermal Maturity
 – Source and Reservoir Rock

• Gross Thickness
 – Active Margin Basins
• Unique Depositional Environment
 – Deep vs. Shallow water
 – Diatom & Foram Rich
CA “Shales” - Critical Technical Aspects

25

26
• California “Shale” Background
• Oxy’s “Shale” Program
• California “Shale” Technical Attributes
• California “Shale” Analogs
• Summary
Agenda

26

27
• California oil “shales” compare very favorably to
 developed unconventional oil plays

• Bakken and Eagle Ford are best analogs
 – Large amounts of hydrocarbons generated and in place
 – Reservoir parameters are similar
 – Predominantly oil/liquids plays
 – Significant learning curves with pay-off - the more these plays are understood the more prospective they become
California “Shale” Analogs

27

28
Side by Side Play Comparison

28

29
• California “Shale” Background
• Oxy’s “Shale” Program
• California “Shale” Technical Attributes
• California “Shale” Analogs
• Summary
Agenda

29

30
• ~870,000 acres are within most prospective “shale” plays
• Oxy’s average NRI ~95%
• Multiple potentially productive “shale” zones in each well
• Oxy’s acreage encompasses favorable thermal regime
• Identified 15 areas to appraise over the next 4 years
 (5-10% of total acreage)
 – Initially target 1-2 areas including Kern County discovery
 – Average IP 400-800 boepd
 – Production range from 100 to 1,000 boepd
 – Average EUR 400-700 Mboe
 – 10-acre spacing
• 10 years from now California “shale” could become Oxy’s
 largest business unit
Summary

30

Occidental Petroleum Corporation
Stephen I. Chazen
President and Chief Financial Officer
May 19, 2010

1

2
• Midstream & Chemicals
• Production Forecast
• Capital Forecast
• Acquisition Strategy
• Asset Return Results
• Cash Flow Priorities
• Investment Attributes
Agenda

2

3
Midstream Overview
• 3-Year Average EBIT
 was $374 Million
• 2009 EBIT was $235
 Million
• $3.8 Billion net PP&E
 and investments
• Significant and growing
 fee income
Midstream 3-Year Average EBIT

3

4
Gas Processing
• Located near our domestic producing operations
• Processes both Oxy and third-party gas
• Spread between natural gas and NGL prices drives
 business
Marketing & Trading
• Maximizes value of company’s production
 – Spread in pricing between various grades of crude
 oil drives business
• Gas storage arbitrage
• Gas storage capacity of 30.5 BCF
• Phibro is long a basket of commodities
Midstream Lines of Business

4

5
Pipelines
• Oxy owns 2,760 miles of oil pipeline in Permian Basin
 and Oklahoma
• 22% ownership of Plains All American Pipeline, G.P.
• 24.5% ownership of Dolphin Pipeline
• Fee-based business
Power Generation
• Oxy power and steam generation facilities at our
 Louisiana and Texas chemical sites
• 50% ownership in a power generation facility at Elk Hills
• Spread between natural gas price and electricity price
 drives business
Midstream Lines of Business

5

6
EBIT Growth to $1 Billion Annually by 2014
• Increased pipeline fees
• Addition of Phibro
• Increased gas and CO2 plant capacity
• Bolt-on acquisitions likely
Midstream 5-Year Outlook

6

7
• 5-Year Average EBIT was $688 Million
• $ 389 Million EBIT in 2009
• $ 2.6 Billion Net PP&E
• Focus on Chlorovinyls
• Major Factor in its Industry
• Earnings are Volatile
Chemicals Overview
See attached for GAAP reconciliation

7

8
* Other Products Accounted for 12% of Sales & 16% of Earnings in 2009
Major Market End Uses for OxyChem Products
Chlorovinyls
• Building Materials / Automotive Products
• Pulp & Paper / Aluminum Production
• Water Treatment / Disinfection
• Medical Products
• Fertilizers / Ag Feed
Other Products *
• Soaps / Detergents / Paint Pigments
• Ice Melting / Dust Control / Oil Field Services

8

9
Chemical Companies Comparison
See attached for GAAP reconciliation

9

10
• Expect average annual EBIT of $700 Million
 over next five years
• Opportunity for small bolt-on acquisitions
Chemicals 5-Year Outlook

10

11
• Volume Growth
• Capital Expenditures
• Acquisitions
• Return Targets
E&P Business Drivers

11

12
• Base 5 - 8% Growth
 – CO2 in Permian
 – Current California risked prospects
 – Rockies gas
 – Bahrain
 – Oman
 – Iraq
• Upside from Existing Holdings
 – New California conventional and unconventional prospects
 – Permian exploration
 – Rockies gas
 – Argentina
• Additional opportunities from balance sheet and cash
 generation
 – Domestic properties acquisitions
 – New Middle East projects
Volume Growth Drivers

12

13
Major Potential Drivers
of Production and Profitability
• California Non-conventional
 – 870,000 potential acres with virtually no royalties
 – EUR of 400 - 700 MBOE per well
 – Modest F&D
 – Modest success built into production wedge
• California Conventional
 – 50 prospect inventory and growing
 – Low F&D
 – Considerable success so far
 – Only two or three moderate exploration successes built
 into production wedge

13

14
Major Potential Drivers
of Production and Profitability
• Rockies Gas
 – 3.8 TCFE potential
 – Base uses $6.00 gas in 2014
 – Upside case is $7.00 gas in 2014
• Permian CO2
 – 3 billion net barrels in resource from Oxy operated only
 – Possibly more CO2 available over the 5-year period
 – Probable better response by 2013-14

14

15
Thousand BOE/Day
U.S. Production Outlook
376
391
417
494
557
632
6.4% Base
CAGR
10.9% Total
CAGR

15

16
Major Potential Drivers
of Production and Profitability
• Bahrain
 – Base case shows steady but not aggressive progress
 – Possible better oil results by 2014
• Oman
 – Base shows only modest growth of Oman gas markets
 – Likely better growth by 2014
• Libya
 – Little progress assumed
 – Possible need by the government for better production
 growth by end of the period

16

17
Major Potential Drivers
of Production and Profitability
• Argentina
 – Modest base case shown
 – Potential is very high
• Iraq
 – Field is capable of outperforming our estimates

17

18
Thousand BOE/Day
(Assumes $75 WTI Price)
International Production Outlook
338
365
420
452
476
486
6.0% Base
CAGR
7.5% Total
CAGR

18

19
Worldwide Production Outlook
Thousand BOE/Day
(Assumes $75 WTI Price)
714
756
837
946
1,033
1,118
6.2% Base
CAGR
9.4% Total
CAGR

19

20
2010 - 2014 Capital - $27.5 Billion
International share will remain at 45% of Capital Program
Capital

20

21
• Company’s core business is acquiring assets that can
 provide future growth through improved recovery
 – Foreign contracts
 – Domestic add-ons
 – Small incremental additions to production in
 short term
• Generate returns of at least 15% in the U.S. and
 20% internationally
• Overall average finding & development costs of
 less than 25% of selling price
• Even with the additional capital shown, program will
 generate a significant amount of free cash flow
• Large number of opportunities over 5-year period
Acquisition Strategy

21

22
• Permian
 – 1,500+ Operators; 75,000+ Royalty owners
• California
 – Large acreage holders
• Other U.S.
 – Small investments in emerging plays
• Foreign
 – Additional foreign contracts
Sources of Acquisitions

22

23
2005 128 139 104  371 220% 169
2006 137 325 51  513 259% 198
2007 254 60 (72) 242 116% 208
2008 247 210 (121) 336 153% 220
2009 173 160 150  483 206% 235
3-Year Avg. 225 143 (14) 354 160% 221
5-Year Avg. 188 179 22  389 189% 206
 Improved    Reserve Worldwide
 Recovery Acquisitions Others Total Replace % Production
Million BOE
Reserves Replacement

23

24
2005 $ 1,807 139 128
2006 $ 4,463 325 137
2007 $ 1,103 60 254
2008 $ 3,202 210 247
2009 $ 703 160 173
 Investment in  Reserves Immediately Improved
 Acquisitions Added from Acquisition Recovery
 ($ Million) (MMBOE) (MMBOE)
Acquisitions
See attached for GAAP reconciliation

24

25
Net Income Return on Assets
U.S. 19%
International 24%
Total E&P 21%
Cash Flow* Return on Assets
U.S. 27%
International 41%
Total E&P 31%
* Net Income + DD&A
5 Year Average
5 Year Average
Return on Assets
See attached for GAAP reconciliation

25

26
   F&D Costs
  Actual as a % of
  6:1 *   Prices **  WTI Price
* Oil / Gas Energy Content (Industry convention)
** Gas converted to BOE @ WTI Oil Price / NYMEX Gas Price
Finding & Development Costs per Barrel
See attached for GAAP reconciliation
2009 $ 7.90 $ 9.64 16%
3-Year Average $15.04 $18.40 24%
 (2007 - 2009)
5-Year Average $14.77 $16.84 24%
 (2005 - 2009)
10-Year Average $ 9.15 $ 9.82 19%
 (2000 - 2009)

26

27
1. Base/Maintenance Capital
2. Dividends
3. Growth Capital
4. Acquisitions
5. Share Repurchase
Cash Flow Priorities

27

28
 Growth Capital $ 1.8 $ 11.2
 Base Capital  2.5  15.0
Total Oil & Gas
 and Midstream Capital $ 4.3 $ 26.2
($ in Billions)
  2010-2014
Oil & Gas and Midstream Capital 2010 Cumulative
• Base Oil & Gas capital historically running at $2.5 billion
• As production increases, the base capital will grow
Capital Spending Program

28

29
Dividends

29

30
  Proved Unproved Properties
  Developed plus Goodwill /
  Reserves / Total Net Capitalized Costs
 Company Proved Reserves plus Goodwill
 OXY 77.3% 6.7%
 A 54.4% 10.0%
 B 59.2% 21.6%
 C 69.1% 8.2%
 D 70.5% 39.3%
 E 70.3% 40.5%
 F 61.4% 13.6%
 G 70.7% 21.9%
 H 70.1% 22.6%
 I 67.3% 3.4%
 J 56.6% 21.0%

Conservative Accounting

30

31
 Five years Ten Years
Company ended 12/31/09 ended 12/31/09
 OXY $2.67  $2.57
 A $2.28  $2.53
 B $1.67  $1.31
 C $1.38  $1.63
 D $1.38  $1.29
 E $1.06  $1.13
 F $0.75  $1.28
 G $0.60  $0.83
 H $0.25  $0.66
 I ($0.60) $0.87
 J ($1.15) ($0.24 )

* Impairments greater than 5% of Shareholders’ Equity have been added back to Shareholders’ Equity.
(Equity Market Value Created per $1 Change in Shareholders’ Equity*)
Capital Program Effectiveness

31

32
• 5 - 8% base annual production growth
• Opportunity for additional volume growth
• Annual increases in dividends
• Significant financial flexibility for opportunities in
 distressed periods
• Conservative financial statements
• Returns on invested capital significantly in excess of
 Company’s cost of capital
• Committed to generating stock market value which is
 greater than earnings retained
• We believe this will generate top quartile returns for
 our shareholders
Investment Attributes

32

Statements in this release that contain words such as “will,” “expect” or “estimate,” or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results. Factors that could cause actual results to differ materially include, but are not limited to: global commodity price fluctuations and supply/demand considerations for oil, gas and chemicals; not successfully completing (or any material delay in) any expansions, field development, capital projects, acquisitions, or dispositions; higher-than-expected costs; political risk; operational interruptions; changes in tax rates; exploration risks, such as drilling of unsuccessful wells; and commodity trading risks. You should not place undue reliance on these forward-looking statements which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-
looking statements as a result of new information, future events or otherwise. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their filings with the SEC, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as reported reserves, EUR, expected ultimate recovery, potential reserves, volumes in resource, net risked reserves, enhanced recovery reserves, expected recovery, discovery volumes, recoverable reserves and oil in place, that the SEC’s guidelines strictly prohibit us from using in filings with the SEC. See our 2010
Form 10-K and February 3, 2010 8-K for information on calculation methodology for our reserves replacement ratio and F&D costs.  U.S. investors are urged to consider carefully the disclosures in our
2010 Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-
7383) or on the Internet at http://www.oxy.com. You also can obtain a copy from the SEC by calling 1-800
-SEC-0330. We post or provide links to important information on its website including investor and analyst presentations, certain board committee charters and information the SEC requires companies and certain of its officers and directors to file or furnish. Such information may be found in the “Investor Relations”
and “Social Responsibility” portions of the website.
Forward-Looking Statements

1

Anadarko
Apache
BP
Chevron
ConocoPhillips
Devon
EOG
ExxonMobil
Hess
Marathon
Companies Included
in Equity Market Comparison

2

Occidental Petroleum Corporation
Chemicals
EBIT
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
						5-Year
	2005	2006	2007	2008	2009	Average

Segment income	614	906	601	669	389	636
Add: significant items affecting earnings
Plant closure and impairments	-	-	-	90	-	18
Hurricane insurance charges	11	-	-	-	-	2
Write-off of plants	159	-	-	-	-	32
Core results - EBIT	784	906	601	759	389	688

Occidental Petroleum Corporation
Chemicals
EBITDA as a Percentage of Sales
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
				3-Year
	2007	2008	2009	Average

Net Sales	4,664	5,112	3,225	4,334

Segment income	601	669	389	553
Add: significant items affecting earnings
Plant closure and impairments	-	90	-	30
Core results - EBIT	601	759	389	583
DD&A Expense	304	311	298	304
EBITDA	905	1,070	687	887

EBITDA as a % of Sales	19.4%	20.9%	21.3%	20.5%

Occidental Petroleum Corporation
Oil & Gas
Acquisitions
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)

	2005	2006	2007	2008	2009
Property Acquisition Costs
Proved Properties	1,768	4,888	926	1,830	727
Unproved Properties	398	1,142	119	1,711	103
Acquisitions - per costs incurred	2,166	6,030	1,045	3,541	830
Contract extensions and bonuses	(359)	(225)	58	(339)	(127)
Vintage acquisition deferred tax gross-up	-	(1,342)	-	-	-
	1,807	4,463	1,103	3,202	703

Occidental Petroleum Corporation
Oil & Gas
Return on Assets
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions)
						5-Year
	2005	2006	2007	2008	2009	Average

Revenues	9,038	11,448	13,039	17,877	11,565	12,593
Production costs	1,290	1,836	2,167	2,684	2,462	2,088
Other operating expense	408	506	567	553	713	549
Depreciation, depletion and amortization	1,082	1,672	1,992	2,307	2,688	1,948
Taxes other than income	289	388	411	580	421	418
Charges for impairments	-	-	58	557	170	157
Exploration expenses	309	296	364	327	267	313
Pretax income	5,660	6,750	7,480	10,869	4,844	7,121
Income tax expense	2,162	2,755	3,119	4,178	1,827	2,808
Results of operations	3,498	3,995	4,361	6,691	3,017	4,312
Depreciation, depletion and amortization	1,082	1,672	1,992	2,307	2,688	1,948
Charges for impairments	-	-	58	557	170	157
Gross Cash	4,580	5,667	6,411	9,555	5,875	6,418

Capitalized costs
Current year	14,008	20,369	22,167	26,981	27,735	22,252
Prior year	11,554	14,008	20,369	22,167	26,981	19,016
Average capitalized costs	12,781	17,189	21,268	24,574	27,358	20,634

5-Year Average	U.S.	International	Total
Results of operations	2,653	1,659	4,312	(a)
Depreciation, depletion and amortization	984	964	1,984
Charges for impairments	12	145	157
Gross Cash	3,649	2,768	6,417	(b)

Average capitalized costs	13,653	6,981	20,634	(c)

Net income return on assets (a) / (c)	19%	24%	21%

Cash flow return on assets (b) / (c)	27%	41%	31%

Occidental Petroleum Corporation
Oil & Gas
Finding and Development Costs - Using Industry Convention of 6:1
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions except for F&D Costs)

											Averages
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	3-Year	5-Year	10-Year
Property Acquisition Costs
Proved Properties	3,753	25	163	357	146	1,768	4,888	926	1,830	727	1,161	2,028	1,458
Unproved Properties	8	56	29	4	8	398	1,142	119	1,710	103	644	694	358
Acquisitions	3,761	81	192	361	154	2,166	6,030	1,045	3,540	830	1,805	2,722	1,816
Exploration Costs	134	171	134	97	158	255	316	327	334	207	289	288	213
Development Costs	579	918	897	1,080	1,435	1,844	2,426	2,740	4,112	2,779	3,210	2,780	1,881
	713	1,089	1,031	1,177	1,593	2,099	2,742	3,067	4,446	2,986	3,500	3,068	2,094

Costs Incurred	4,474	1,170	1,223	1,538	1,747	4,265	8,772	4,112	7,986	3,816	5,305	5,790	3,910

Reserve replacements
Improved recovery	46	143	142	102	120	139	140	254	247	173	225	190	151
Purchases of proved reserves	970	4	68	107	36	139	327	60	210	160	143	179	208
Others
Revisions of previous estimates	100	21	3	12	49	(12)	12	(95)	(145)	58	(61)	(37)	0
Extensions & discoveries	55	76	50	147	64	124	34	23	24	92	46	59	69
Total Others	155	97	53	159	113	112	46	(72)	(122)	149	(15)	23	69
	1,171	244	263	368	269	390	512	241	335	483	353	392	427

F&D Costs	$3.82	$4.80	$4.65	$4.18	$6.51	$10.93	$17.14	$17.04	$23.84	$7.90	$15.04	$14.77	$9.15

Occidental Petroleum Corporation
Oil & Gas
Finding and Development Costs - Using Average Commodity Prices
Reconciliation to Generally Accepted Accounting Principles (GAAP)
($ Millions except for F&D Costs)

											Averages
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	3-Year	5-Year	10-Year
Property Acquisition Costs
Proved Properties	3,753	25	163	357	146	1,768	4,888	926	1,830	727	1,161	2,028	1,458
Unproved Properties	8	56	29	4	8	398	1,142	119	1,710	103	644	694	358
Acquisitions	3,761	81	192	361	154	2,166	6,030	1,045	3,540	830	1,805	2,722	1,816
Exploration Costs	134	171	134	97	158	255	316	327	334	207	289	288	213
Development Costs	579	918	897	1,080	1,435	1,844	2,426	2,740	4,112	2,779	3,210	2,780	1,881
	713	1,089	1,031	1,177	1,593	2,099	2,742	3,067	4,446	2,986	3,500	3,068	2,094

Costs Incurred	4,474	1,170	1,223	1,538	1,747	4,265	8,772	4,112	7,986	3,816	5,305	5,790	3,910

Reserve replacements
Improved recovery	45	143	135	102	115	136	133	225	220	156	200	174	141
Purchases of proved reserves	952	4	65	107	36	136	305	59	146	81	95	145	189
Others
Revisions of previous estimates	91	20	6	12	43	(13)	13	(89)	(131)	104	(39)	(23)	6
Extensions & discoveries	50	78	47	148	59	114	31	20	18	56	31	48	62
Total Others	141	98	53	161	102	101	44	(68)	(113)	159	(7)	25	68
	1,139	245	252	370	254	373	482	215	254	396	288	344	398

F&D Costs	$3.93	$4.77	$4.84	$4.15	$6.88	$11.44	$18.20	$19.09	$31.49	$9.64	$18.40	$16.84	$9.82

WTI	$30.20	$25.97	$26.08	$31.03	$41.40	$56.56	$66.23	$72.32	$99.65	$61.80	$77.92	$71.31	$51.12

F&D Costs as a % of WTI	13%	18%	19%	13%	17%	20%	27%	26%	32%	16%	24%	24%	19%